UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2012

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2012 Annual Meeting of Stockholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on June 1, 2012, AAWW’s stockholders approved the material terms of the performance criteria in the Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended) (the “Plan”) for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. This matter is described in greater detail in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders of AAWW (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 23, 2012. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan filed as Exhibit 10 attached hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) & (b) On June 1, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York. The final results of the stockholder vote on the four proposals brought before the Annual Meeting were as follows:

(1) Each of the nominees for Director was an incumbent, and all nominees were elected to serve until the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Robert F. Agnew	24,242,087	315,050	559,465
Timothy J. Bernlohr	24,247,667	309,470	559,465
Eugene I. Davis	17,761,806	6,795,331	559,465
William J. Flynn	24,404,841	152,296	559,465
James S. Gilmore III	24,399,037	158,100	559,465
Carol B. Hallett	24,044,563	512,574	559,465
Frederick McCorkle	23,728,676	828,461	559,465

(2) The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified with the following votes:

Votes For	Votes Against	Abstentions

24,478,188	637,878	536

(3) The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
16,593,942	7,936,571	26,624	559,465

(4) The material terms of the performance criteria in the Company’s 2007 Incentive Plan (as amended) for compliance with Section 162(m) of the Internal Revenue Code of 1986 were approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
24,181,157	350,077	25,903	559,465

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10 Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

June 5, 2012	By:	/s/ Michael W. Borkowski

Name: Michael W. Borkowski
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10	Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended)